Exhibit 21.1

Kinder Morgan, Inc.

Subsidiaries of the Registrant

1020019 Alberta Ltd. — Alberta

6043445 Canada Inc. — Canada

Agnes B Crane, LLC — LA

Arrow Terminals B.V. — Netherlands

Arrow Terminals Canada B. V. — Netherlands

Arrow Terminals Canada Company — NSULC

Audrey Tug LLC — DE

Betty Lou LLC — DE

Calnev Pipe Line LLC — DE

Carbon Exchange LLC — DE

Central Florida Pipeline LLC — DE

CIG Trailblazer Gas Company, L.L.C. — DE

Colton Processing Facility — CA

Dakota Bulk Terminal, Inc. — WI

Delta Terminal Services LLC — DE

Devco USA, L.L.C. — OK

Elizabeth River Terminals LLC — DE

Emory B Crane, LLC— LA

Express GP Holdings Ltd. - Alberta

Fernandina Marine Construction Management LLC — DE

Frank L. Crane, LLC — LA

General Stevedores GP, LLC — TX

General Stevedores Holdings LLC — DE

Global American Terminals LLC — DE

Globalplex Partners, Joint Venture — LA

Guilford County Terminal Company, LLC —NC

Gulf Energy Gas, LLC — DE

Gulf Energy Gathering & Processing, LLC — DE

Gulf Energy Marketing, LLC — DE

Hampshire LLC — DE

HBM Environmental, Inc. — LA

Hydrocarbon Development, LLC — DE

I.M.T. Land Corp. — LA

ICPT, L.L.C. — LA

Interenergy Corporation — CO

International Marine Terminals — LA

J.R. Nicholls LLC — DE

Javelina Tug LLC — DE

Jeannie Brewer LLC — DE

Kinder Morgan (Delaware), Inc. — DE

Kinder Morgan 2—Mile LLC — DE

Kinder Morgan Amory LLC — MS

Kinder Morgan Arrow Terminals Holdings, Inc. — DE

Kinder Morgan Arrow Terminals, L.P. — DE

Kinder Morgan Baltimore Transload Terminal LLC — DE

Kinder Morgan Bison ULC — Alberta

Kinder Morgan Border Pipeline LLC — DE

Kinder Morgan Bulk Terminals, Inc. — LA

Kinder Morgan Cameron Prairie Pipeline LLC — DE

Kinder Morgan Canada CO2 ULC — Alberta

Kinder Morgan Canada Company — Nova Scotia

Kinder Morgan Canada Inc. — Alberta

Kinder Morgan Canada Terminals Limited Partnership — Alberta

Kinder Morgan Carbon Dioxide Transportation Company — DE

Kinder Morgan CO2 Company, L.P. — DE

Kinder Morgan Cochin LLC — DE

Kinder Morgan Cochin ULC — Alberta

Kinder Morgan Columbus LLC — DE

Kinder Morgan Commercial Services LLC — DE

Kinder Morgan Crude Oil Pipelines LLC — DE

Kinder Morgan Cypress Pipeline LLC — DE

Kinder Morgan Dallas Fort Worth Rail Terminal LLC — DE

Kinder Morgan Eagle Ford LLC — DE

Kinder Morgan Edmonton Terminals ULC — Alberta

Kinder Morgan Energy Partners L.P. — DE

Kinder Morgan Endeavor LLC — DE

Kinder Morgan Finance Company LLC — DE

Kinder Morgan Foundation (nonprofit) — CO

Kinder Morgan G.P., Inc. — DE

Kinder Morgan Gas Natural de Mexico S. de R.L. de C.V. — Mexico

Kinder Morgan Heartland ULC — Alberta

Kinder Morgan Interstate Gas Transmission LLC — CO

Kinder Morgan Kansas, Inc. — KS

Kinder Morgan Las Vegas LLC — DE

Kinder Morgan Linden Transload Terminal LLC — DE

Kinder Morgan Liquids Terminals LLC — DE

Kinder Morgan Liquids Terminals St. Gabriel LLC — LA

Kinder Morgan Louisiana Pipeline Holding LLC — DE

Kinder Morgan Louisiana Pipeline LLC — DE

Kinder Morgan Management, LLC — DE

Kinder Morgan Marine Services LLC — DE

Kinder Morgan Materials Services, LLC — PA

Kinder Morgan Michigan Contractor LLC — DE

Kinder Morgan Michigan Developer LLC — DE

Kinder Morgan Michigan Operator LLC — DE

Kinder Morgan Michigan Pipeline LLC — DE

Kinder Morgan Michigan Servicer LLC — DE

Kinder Morgan Michigan, LLC — DE

Kinder Morgan Mid Atlantic Marine Services LLC — DE

Kinder Morgan NatGas Operator LLC — DE

Kinder Morgan North Texas Pipeline LLC — DE

Kinder Morgan Operating L.P. “A” — DE

Kinder Morgan Operating L.P. “B” — DE

Kinder Morgan Operating L.P. “C” — DE

Kinder Morgan Operating L.P. “D” — DE

Kinder Morgan Operator LLC — DE

Kinder Morgan Pecos LLC — DE

Kinder Morgan Petcoke GP LLC — DE

Kinder Morgan Petcoke LP LLC — DE

Kinder Morgan Petcoke, L.P. — DE

Kinder Morgan Pipeline LLC — DE

Kinder Morgan Pipeline Services of Mexico S. de R.L. de C.V. — Mexico

Kinder Morgan Pipelines (USA) Inc. — DE

Kinder Morgan Port Manatee Terminal LLC — DE

Kinder Morgan Port Sutton Terminal LLC — DE

Kinder Morgan Port Terminals USA LLC — DE

Kinder Morgan Power Company — CO

Kinder Morgan Production Company LLC — DE

Kinder Morgan River Terminals LLC — TN

Kinder Morgan Services LLC — DE

Kinder Morgan Seven Oaks LLC — DE

Kinder Morgan Southeast Terminals LLC — DE

Kinder Morgan Tank Storage Terminals LLC — DE

Kinder Morgan Tejas Pipeline LLC — DE

Kinder Morgan Terminals, Inc. — DE

Kinder Morgan Texas Gas Services LLC — DE

Kinder Morgan Texas Pipeline LLC — DE

Kinder Morgan Texas Terminals, L.P. — DE

Kinder Morgan TransColorado LLC — DE

Kinder Morgan TransColorado, Inc. — UT

Kinder Morgan Transmix Company, LLC — DE

Kinder Morgan Treating LP — DE

Kinder Morgan W2E Pipeline LLC — DE

Kinder Morgan Wink Pipeline LLC — DE

KM Canada Terminals ULC — Alberta

KM Crane LLC — MD

KM Decatur, Inc. — AL

KM Express ULC — Nova Scotia

KM Insurance, Ltd. — Bermuda

KM International Services, Inc. — DE

KM Kaskaskia Dock LLC — DE

KM Liquids Terminals LLC — DE

KM North Cahokia Land LLC — DE

KM North Cahokia Special Project LLC — DE

KM North Cahokia Terminal Project LLC — DE

KM Ship Channel Services LLC — DE

KM Treating GP LLC — DE

KM Upstream LLC —DE

KMBT LLC — DE

KMEP Canada ULC — Alberta

KMGP Services Company, Inc. — DE

KN Gas Gathering, Inc. — CO

KN Natural Gas, Inc. — CO

KN Telecommunications, Inc. — CO

KN TransColorado, Inc. — CO

Knight Power Company LLC — DE

Lomita Rail Terminal LLC — DE

Mid—South Port Transportation LLC — TN

Milwaukee Bulk Terminals LLC — WI

MJR Operating LLC — MD

Mr. Bennett LLC — DE

Mr. Vance LLC — DE

Nassau Terminals LLC — DE

NGPL HoldCo Inc. — DE

Northeast Express Pipeline LLC — DE

NS 307 Holdings Inc. — DE

Paddy Ryan Crane, LLC — LA

Pecos Carbon Dioxide Transportation Company — TX

Pinney Dock & Transport LLC — OH

Queen City Terminals, Inc. — DE

Rahway River Land LLC — DE

Razorback Tug LLC — DE

RCI Holdings, Inc. — LA

River Consulting, LLC — LA

River Terminals Properties GP LLC — DE

River Terminals Properties, LP — TN

SFPP, L.P. — DE

Silver Canyon Pipeline LLC — DE

Southwest Florida Pipeline LLC — DE

SRT Vessels LLC — DE

Stellman Transportation, LLC — DE

Stevedore Holdings, L.P. — DE

Tajon Holdings, Inc. — PA

Tejas Gas Systems, LLC — DE

Tejas Gas, LLC — DE

Tejas Natural Gas, LLC — DE

Tejas—Gulf, LLC — DE

Texan Tug LLC — DE

Trailblazer Pipeline Company LLC — DE

Trans Mountain (Jet Fuel) Inc. — British Columbia

Trans Mountain Pipeline (Puget Sound) LLC — DE

Trans Mountain Pipeline ULC — Alberta

TransColorado Gas Transmission Company LLC — DE

Transload Services, LLC — IL

Triton Power Company LLC — DE

Triton Power Michigan LLC — DE

Valley Gas Transmission, LLC — DE

Valley Operating, Inc. — CO

Western Plant Services, Inc. — CA